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                                                                      Exhibit 23
                                                                      ==========


INDEPENDENT AUDITORS' CONSENT



Autocam Corporation
Grand Rapids, Michigan

We consent to the incorporation by reference in Registration Statement No. 33-72816 and Registration Statement No. 33-80933 of Autocam Corporation on Forms S-8 of our report dated July 29, 1998, incorporated by reference in this Annual Report on Form 10-K of Autocam Corporation for the year ended June 30, 1998.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Grand Rapids, Michigan
September 23, 1998













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